EXHIBIT 99.1

Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy to Unveil High Performance, ‘Next Generation’ SolarWindow™ Able to Generate Electricity on See-Through Glass

Columbia, MD – October 30, 2013 – New Energy Technologies, Inc. (OTCQB: NENE), developer of SolarWindow™, the world’s first-of-its-kind see-through technology capable of generating electricity on glass and flexible plastics, has announced plans to unveil the Company’s next generation, high performance SolarWindow™ working prototype within the upcoming calendar quarter.

“Our next-generation SolarWindow™ has been engineered to deliver an architecturally neutral, aesthetically-pleasing, solution-processable coating technique for depositing see-through electricity-generating coatings on to glass surfaces as a source of electricity to today’s towers, offices, and commercial buildings,” stated Mr. John A. Conklin, President and CEO of New Energy Technologies, Inc. “The first-ever public demonstration of our next-generation prototype and its electricity-generating capabilities is the result of several important technical breakthroughs, over forty-two (42) patent filings, the collaboration of strategic partners, and ongoing support and financing by our loyal shareholders and lead investors.”

Today’s announcement follows this month’s successful $3 million financing by principal investor, Kalen Capital Corporation, and news of Company researchers achieving faster fabrication time, improved transparency, and a two-fold increase in power conversion efficiency using New Energy’s novel spray applications. Researchers have also engineered an improved device design and architecture, and reported greater transparency.

As a result, the Company recently announced expanded applications of its electricity-generating coatings to high-value applications such as aircraft bodies, associated hardware, and pilot flight suits for producing reliable, low-cost, light-weight ancillary and emergency power.

SolarWindow™ is now the subject of forty-two (42) US and International patent filings. The technology is produced using low-cost manufacturing methods, and is capable of remaining see-through and light-weight while generating electricity using both natural and artificial light sources, as well as in shaded conditions at all times of the year. In contrast, conventional solar photovoltaic (PV) technologies can be heavy and bulky, and typically require expensive manufacturing processes. Today’s typical solar PV products are impossible to see through, with opaque surfaces which only work efficiently when exposed to direct (or near direct) sunlight during optimal weather conditions.

Currently under development for eventual commercial deployment in the estimated 85 million commercial buildings and detached homes in America, SolarWindow™ is the subject of forty-two (42) patent filings and is the world’s first-of-its-kind see-through technology capable of generating electricity on glass windows and flexible plastics; and a planned ‘building integrated photovoltaic’ (BIPV) technology. BIPV products are expected to achieve compound annualized growth of 41%-plus through 2016, according to Pike Research.

New Energy’s high-performance working SolarWindow™ prototype will be publicly unveiled within the upcoming calendar quarter, 2014. The Company anticipates that unveiling dates, venue, and additional information regarding the technology will be available before year-end, 2013.

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•
 MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 45 US and International patent applications. An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•
 SolarWindow™ technologies, which enable see-through windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings – the subject of 42 patent applications. These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation. Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit:
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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.